UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2023

Lucy Scientific Discovery Inc.

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-41616	Note Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

301-1321 Blanshard Street Victoria, British Columbia, Canada	V8W 0B6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (778) 410-5195

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	LSDI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On March 21, 2023, Lucy Scientific Discovery Inc. filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Filing”). The Original Filing inadvertently omitted disclosure pursuant to Item 3.02 of Form 8-K. The purpose of this Current Report on Form 8-K/A is to include this disclosure. No other changes have been made to the Original Filing.

Item 1.01 Entry into a Material Definitive Agreement.

On March 20, 2023, Lucy Scientific Discovery Inc. (the “Company”) entered into a definitive asset purchase agreement (“APA”) with Wesana Health Holdings Inc. (“Wesana”), pursuant to which the Company has agreed to acquire intellectual property and related assets relating to Wesana’s psilocybin and cannabidiol combination investigational therapy, SAN-013, and Wesana’s supply of psilocybin, which the Company believes will be sufficient to enable the Company to complete all near-term clinical studies. In consideration for these assets, the Company will issue Wesana an aggregate of 1,000,000 shares of the Company’s common (the “Shares”) and pay Wesana $570,000 in cash. The Shares will be subject to a lock-up agreement whereby 50% of the Shares, or 500,000 Shares, may not be sold or otherwise transferred until the date that is 14 months following the closing under the APA (the “Closing”), and the remaining 50% of the Shares, or 500,000 Shares, may not be sold or otherwise transferred until the date that is 14 months following the Closing. The Closing of this transaction is subject to customary closing conditions, including the approval of Wesana’s shareholders, and is expected to close in the second quarter of 2023.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Entry into a Material Definitive Agreement.

The information set forth in Item 1.01 of this Current Report on Form 8-K/A is incorporated by reference into this Item 3.02. The Shares will be issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof, which exempts transactions by an issuer not involving any public offering. The issuance of the Shares will not be a public offering for purposes of Section 4(a)(2) because of its being made only to Wesana, its status as an accredited investor, and the manner of the issuance, including that the Company did not, and will not, engage in general solicitation or advertising with regard to the issuance of the Shares and did not, and will not, offer any of the Shares to the public in connection with the issuance.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.01	Asset purchase agreement dated March 20, 2023 among Lucy Scientific Discovery Inc., Lucy Scientific Discovery USA Inc., Wesana Health Inc. and Wesana Health Holdings Inc. (filed as Exhibit 1.01 to the Lucy Scientific Discovery Inc.’s Current Report on Form 8-K filed on March 21, 2023 and incorporated herein by reference).
99.1

Press release of Lucy Scientific Discovery Inc. dated March 21, 2023 (filed as Exhibit 1.01 to the Lucy Scientific Discovery Inc.’s Current Report on Form 8-K filed on March 21, 2023 and incorporated herein by reference).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lucy Scientific Discovery, Inc.

Date: March 24, 2023	By:	/s/ Christopher McElvany
	Name:	Christopher McElvany
	Title:	President and Chief Executive Officer

3